January 31, 2005

DREYFUS PREMIER BALANCED FUND

Supplement to Prospectus
dated March 1, 2004

The following information replaces the information contained in the section of the Fund’s
Prospectus entitled “Management” that relates to the portfolio managers who manage the fixed income portion of the Fund’s portfolio.

Catherine Powers is the primary portfolio manager for the fixed income portion of the
Fund’s portfolio. She has held this position since January 28, 2005 and has been employed by The Dreyfus Corporation since September 2001. Ms. Powers also is a
Senior Portfolio Manager for Active Core Strategies, responsible for high grade core and core plus fixed income strategies, with Standish Mellon Asset Management, LLC, a subsidiary of Mellon Financial Corporation and an affiliate of Dreyfus. Ms. Powers joined Standish Mellon in 1988. In prior positions with Standish Mellon, she was the
Director of Structured Finance and Liquid Products research, coordinating strategy with respect to mortgage-related and asset-backed securities.

Chris Pellegrino also is a portfolio manager for the fixed income portion of the Fund’s portfolio. He has held this position since January 28, 2005 and has been employed by
Dreyfus since October 1994. Mr. Pellegrino also is a Senior Portfolio Manager for
Active Core Strategies, responsible for the management of high grade core strategy, with
Standish Mellon. Mr. Pellegrino joined Mellon Bond Associates in 1988, which merged into Standish Mellon in July 2003. In previous positions with Mellon Bond, he managed high quality intermediate and short duration portfolios.